Exhibit 4.14

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THE DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT N° 3

TO THE

A320 PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AVOLON AEROSPACE LEASING LIMITED

As Buyer

AMENDMENT N° 3 TO THE A320 PURCHASE AGREEMENT

This amendment N° 3 (the “Amendment N°3”) to the Agreement (as defined below) dated 17 May 2013 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under the laws of the Cayman Islands, having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”).

The Seller and the Buyer shall together be referred to as the “Parties”, each a “Party”.

WHEREAS:

A.	The Buyer and the Seller have entered into a purchase agreement dated as of the 16th December 2010 for the sale by the Seller and purchase by the Buyer of **** A320 aircraft (the “Initial Aircraft”), together with its various Exhibits and Letter Agreements and as amended and supplemented from time to time (the “Agreement”).

B.	the Buyer and the Seller entered into Amendment No.1 to the Agreement dated as of December 6th, 2012 (the “Amendment No. 1”) to reschedule certain Aircraft (CAC ID **** and ****) from **** to **** respectively in accordance with the terms of such Amendment No.1.

C.	the Buyer and the Seller entered into Amendment No.2 to the Agreement dated as of December 17th, 2012 (the “Amendment No. 2”) pursuant to which the Seller agreed to sell and the Buyer agreed to buy **** NEO Aircraft in accordance with the terms of such Amendment No. 2.

D.	The Parties wish to further amend certain provisions of the Agreement subject to and in accordance with the terms and conditions of this Amendment N°3.

AVOLON – A320 Purchase Agreement - Amendment N°3
ref. CLC-CT1241246	Page 2 of 5

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS AND INTERPRETATION

Capitalised terms used herein and not otherwise defined in this Amendment N°3 shall have the meanings assigned thereto in the Agreement.

The terms “herein”, “hereof and “hereunder” and words of similar import refer to this Amendment N°3.

1.	AMENDMENT AND RESTATEMENT

The Parties hereby agree, with effect on and from the date of this Amendment N°3, to replace in its entirety Letter Agreement No. 9 to Amendment No. 2 with the amended and restated Letter Agreement No. 9 appended to this Amendment N°3 as Appendix 1.

2.	INCONSISTENCY AND CONFIDENTIALITY

2.1	It is hereby agreed by the Parties that this Amendment N°3 shall enter into effect and be binding upon the Parties at the date mentioned here above.

2.2	It is understood that all terms and conditions of the Agreement, including its Exhibits and Letter Agreements, in each case to the extent not amended by this Amendment N°3 (including its Appendix 1) shall remain unchanged.

2.3	In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°3 (including its Appendix 1), the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

2.4	This Amendment N°3 shall be treated by both Parties as confidential on the terms set out in Clause 22.12 of the Agreement.

2.5	Furthermore it is hereby agreed by the Parties that the Amendment N°3, upon execution hereof, shall constitute an integral and non-severable part of the Agreement.

2.6	Except as otherwise provided by the terms and conditions herein, the Agreement, as amended by this Amendment N°3 (including its Appendix 1) contains the entire agreement of the Parties hereto and supersedes all other prior agreements, representations, understandings and negotiations, oral and written, and may be modified only by an instrument in writing signed by the Parties hereto.

AVOLON – A320 Purchase Agreement - Amendment N°3
ref. CLC-CT1241246	Page 3 of 5

IN WITNESS WHEREOF this Amendment N°3 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

AVOLON – A320 Purchase Agreement - Amendment N°3
ref. CLC-CT1241246	Page 4 of 5

APPENDIX 1

Appended overleaf.

AVOLON – A320 Purchase Agreement - Amendment N°3
ref. CLC-CT1241246	Page 5 of 5

LETTER AGREEMENT N°9 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1

Shelbourne Rd

Ballsbridge Dublin 4

Ireland

Subject:       ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the Buyer) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the Seller) entered into a purchase agreement dated 16 December 2010 (the Agreement) as amended pursuant to: (a) an amendment N°1 dated 6 December 2012 (Amendment N°1); and (b) an amendment N°2 dated as of even date herewith which relates to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft (Amendment N°2) and as otherwise amended and supplemented from time to time.

In this Letter Agreement N°9, the Agreement as amended by Amendment N°1 and Amendment N°2 shall be referred to as the Purchase Agreement. Capitalised terms used herein and not otherwise defined in this Letter Agreement N°9 shall have the meanings assigned thereto in the Purchase Agreement.

Both parties agree that this Letter Agreement N°9, upon execution thereof, shall constitute an integral, nonseverable part of the Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°9. Save as expressly stated or implied in this Letter Agreement N°9 or in any other Letter Agreement relating to Amendment N°2, the Buyer and the Seller agree that none of the other terms of Amendment No.2 shall apply to the Initial Aircraft.

AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)

LETTER AGREEMENT N°9 to AMENDMENT N°2

WHEREAS

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The Buyer and the Seller hereby agree as follows:

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AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)

LETTER AGREEMENT N°9 to AMENDMENT N°2

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AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)

LETTER AGREEMENT N°9 to AMENDMENT N°2

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AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)

LETTER AGREEMENT N°9 to AMENDMENT N°2

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AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)

LETTER AGREEMENT N°9 to AMENDMENT N°2

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3.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement N°9, Amendment N°2 or the Purchase Agreement, this Letter Agreement N°9 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.

4.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Purchase Agreement shall be incorporated in this Letter Agreement N°9 as if the same where set out herein mutatis mutandis.

5.	LAW AND JURISDICTION

This Letter Agreement Nº9 shall be governed by English law and clause 22.4 of the Purchase Agreement shall apply to this Letter Agreement Nº9 as if set out herein in full mutatis mutandis.

AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)

LETTER AGREEMENT N°9 to AMENDMENT N°2

6.	COUNTERPARTS

This Letter Agreement Nº9 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)

LETTER AGREEMENT N°9 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°9 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	17 May 2013	Date:	Dated 17 December 2012, amended and restated on 17 May 2013

AVOLON – A320 Purchase Agreement – Amendment N°2

Ref. CLC-CT1241246 – Amendment & Restatement May 2013 (Amendment N°3)